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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) February 8, 2007
LANGUAGE ACCESS NETWORK, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52374	61-1433933

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Rich Street, Suite 150 Columbus, Ohio		Zip Code: 43215

(Address of principal executive offices)
Registrant’s telephone number, including area code (614) 355-0901
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Signatures

Item 1.01 Entry into a Material Definitive Agreement
     On February 8, 2007 Language Access Network, Inc.’s wholly owned subsidiary, Language Access Network, LLC and CVS Pharmacy, Inc. signed a trial Interpretation Services Agreement which calls for a minimum of three (3) and as many as thirteen (13) CVS stores in New York and New Jersey to have our on-demand wireless video interpretation service known as “MARTTI”TM installed in their stores. All identified locations are within a 45 minute drive of Manhattan, New York.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 12, 2007	Language Access Network, Inc.
	By:	/s/ Michael Guirlinger
Michael Guirlinger, CEO/COO